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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                       ______________________________

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

       Date of report (Date of earliest event reported): July 16, 2004

                           FALMOUTH BANCORP, INC.
           (Exact name of registrant as specified in its charter)

         DELAWARE                    000-13465              04-3337685
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)        Identification No.)

                              20 Davis Straits
                             Falmouth, MA  02540
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code:  (508) 548-3500

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 4.   Not applicable.
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Items 5.   Other Events
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      On July 16, 2004, Falmouth Bancorp, Inc. ("Falmouth") completed the transactions contemplated by an Amended and Restated Agreement and Plan of Merger (the "Agreement"), dated as of April 26, 2004, by and among Independent Bank Corp. ("Independent") and INDB Sub, Inc., a wholly-owned subsidiary of Independent. Under the terms of the Agreement, Independent acquired Falmouth in a part cash, part stock transaction.

      The press release issued by Independent announcing completion of the transactions contemplated by the Agreement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 6.   Not applicable.
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Item 7.   Financial Statements and Exhibits
-------

          (a)   Not applicable.

          (b)   Not applicable

          (c)   Exhibits:

                The following Exhibits are filed as part of this report:

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------

             99.1        Press Release, dated July 16, 2004.

Items 8 through 12.   Not applicable.
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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FALMOUTH BANCORP, INC.

Date:  July 16, 2004                   By: /s/Santo P. Pasqualucci
                                           --------------------------------
                                           Santo P. Pasqualucci
                                           President and Chief Executive
                                           Officer


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                                EXHIBIT INDEX

Exhibit    Description
-------    -----------

 99.1      Press Release, dated July 16, 2004.


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